UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 12, 2003 (November 11, 2003)

Date of Report (Date of earliest event reported)

CABLETEL COMMUNICATIONS CORP.

(Exact name of Registrant as specified in its charter)

Ontario, Canada

(Jurisdiction of incorporation or organization)

1-13332 (Commission File Number)	8647 8525 (Canadian Federal Tax Account Number)

230 Travail Rd., Markham, Ontario, Canada L3S 3J1

(Address of principal executive offices)

(905) 475-1030

(Registrant’s telephone number, including area code)

Item 7.   Financial Statements and Exhibits.

(c)	Exhibit	Description
	99.1	Cabletel Communications Corp., Press Release, dated November 11, 2003.

Item 12.   Results of Operations and Financial Condition.

     On November 11, 2003, Cabletel Communications Corp. issued a press release relating to its financial results for the third quarter of 2003. The full text of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABLETEL COMMUNICATIONS CORP. (Registrant)

Date: November 12, 2003	By: /s/ Ron Eilath
Ron Eilath Executive Vice President and Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description
99.1	Cabletel Communications Corp., Press Release, dated November 11, 2003.